UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Life on Earth, Inc. is referred to herein as “we”, “us”, or “our” or the “Company”.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 2, 2019, Robert Gunther resigned as our Principal Financial Officer.

On January 2, 2019, our Board of Directors unanimously appointed Peter Dacey as our Principal Financial Officer/Chief Financial Officer/Chief Accounting Officer.

Biography of Peter Dacey

Peter Dacey has 25 years of experience as a Senior Executive providing financial, operational and managerial expertise to organizations in both the private and public sectors. From May 2013 to December 2018, Peter Dacey was a founder and the Chief Executive Officer of Miami Bay Beverage Company, LLC, which successfully developed and launched the Trimino line of protein infused waters. He led the development of the beverage formulation and established the manufacturing and supply chain. Peter negotiated partnerships with key distributors and sold the brand to more than 10,000 retail outlets. In addition, he managed all finance, accounting, human resources and logistics operations for the organization.

Prior to founding Miami Bay Beverage Company, LLC, from January 2001 to November 2012, Peter Dacey was Vice President of Finance and Operations and Chief Financial Officer of 454 Life Sciences Corporation, a leader in next generation sequencing technology. He was directly responsible for building an organization that successfully developed and commercialized innovative technologies. Peter Dacey led the organizational development, while directly managing the Finance, Sales, Human Resource, Manufacturing, Information Technology, Customer Service and Technical Support functions within this dynamic organization.

Prior to 454 Life Sciences, from September 1996 to November 2000, Peter Dacey served as the Chief Financial Officer for publicly traded biotechnology companies, Stem Cells, Inc. and CytoTherapeutics, Inc. Peter Dacey was previously associated with Ernst & Young LLP specializing in the entrepreneurial and technology sectors. Peter Dacey received his BS in Business Administration and Finance from the University of Rhode Island, graduating with honors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: January 9, 2019	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer